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                                                                      Exhibit 14
                                                                      ----------

                            Joint Filing Agreement
                            ----------------------

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Candover Reporting Persons (as such term is defined in the amendment to the statement on Schedule 13D described below) on behalf of each of them of an amendment to a statement on Schedule 13D with respect to the common stock, par value $.01 per share, of Crown Castle International Corp. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned, being duly authorized, hereby executes this Agreement this 21st day of December, 1999.

                                  CANDOVER INVESTMENTS PLC

                                  By:  /s/ P. R. Neal
                                       ------------------------------
                                       Name:  P. R. Neal
                                       Title: Company Secretary

                                  CANDOVER (TRUSTEES) LIMITED

                                  By:  /s/ P. R. Neal
                                       ------------------------------
                                       Name:  P. R. Neal
                                       Title: Company Secretary

                                  CANDOVER PARTNERS LIMITED
                                  (as general partner of the Candover 1994 UK
                                  Limited Partnership, the Candover 1994 UK No.2 Limited Partnership, the Candover 1994 US No.1 Limited Partnership and the Candover 1994 US No.2 Limited Partnership)

                                  By:  /s/ P. R. Neal
                                       ------------------------------
                                       Name:  P. R. Neal
                                       Title: Company Secretary

                                  CANDOVER SERVICES LIMITED

                                  By:  /s/ P. R. Neal
                                       ------------------------------
                                       Name:  P. R. Neal
                                       Title: Company Secretary